Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 50% Portfolio
September 30, 2021
VF50-NPRT3-1121
1.837320.115
Equity Funds - 57.3%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	6,856,644	61,092,702
Fidelity Contrafund (a)	1,367,460	25,749,272
Fidelity Emerging Asia Fund (a)	343,831	21,981,099
Fidelity Emerging Markets Discovery Fund (a)	1,569,381	29,002,155
Fidelity Emerging Markets Fund (a)	1,847,604	85,322,346
Fidelity Equity-Income Fund (a)	948,256	66,738,269
Fidelity Europe Fund (a)	655,446	29,265,649
Fidelity Global Commodity Stock Fund (a)	5,798,186	89,466,004
Fidelity Gold Portfolio (a)	516,748	12,603,489
Fidelity International Capital Appreciation Fund (a)	2,281,434	66,754,768
Fidelity International Discovery Fund (a)	1,169,788	67,707,329
Fidelity International Enhanced Index Fund (a)	5,427,803	60,357,173
Fidelity International Small Cap Fund (a)	997,308	34,247,566
Fidelity International Small Cap Opportunities Fund (a)	1,719,278	48,156,964
Fidelity International Value Fund (a)	4,910,626	45,914,357
Fidelity Japan Smaller Companies Fund (a)	2,498,926	46,130,179
Fidelity Large Cap Value Enhanced Index Fund (a)	2,086,542	34,845,247
Fidelity Low-Priced Stock Fund (a)	1,802,363	94,858,357
Fidelity Overseas Fund (a)	4,693,527	312,729,737
Fidelity Pacific Basin Fund (a)	694,414	31,318,069
Fidelity Real Estate Investment Portfolio (a)	1,505,048	71,565,044
Fidelity Stock Selector All Cap Fund (a)	28,990,276	1,888,136,709
Fidelity U.S. Low Volatility Equity Fund (a)	9,299,928	107,228,172
Fidelity Value Discovery Fund (a)	1,070,665	38,972,189
TOTAL EQUITY FUNDS (Cost $2,349,204,388)		3,370,142,845

Fixed-Income Funds - 36.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	7,969,360	75,629,222
Fidelity High Income Fund (a)	7,532,398	66,134,456
Fidelity Inflation-Protected Bond Index Fund (a)	15,521,871	177,414,984
Fidelity Long-Term Treasury Bond Index Fund (a)	10,885,834	157,735,733
Fidelity New Markets Income Fund (a)	1,018,713	14,822,269
Fidelity U.S. Bond Index Fund (a)	135,952,889	1,642,310,895
TOTAL FIXED-INCOME FUNDS (Cost $2,019,914,484)		2,134,047,559

Money Market Funds - 6.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (b) (Cost $351,348,528)	351,278,273	351,348,528

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 10/7/21 to 12/23/21 (d) (Cost $22,748,694)	22,750,000	22,748,796

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,743,216,094)	5,878,287,728
NET OTHER ASSETS (LIABILITIES) - 0.0%	781,235
NET ASSETS - 100.0%	5,879,068,963

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,120	Dec 2021	240,674,000	10,374,856	10,374,856
ICE MSCI Emerging Markets Index Contracts (United States)	2,104	Dec 2021	131,037,120	6,187,515	6,187,515

TOTAL FUTURES CONTRACTS					16,562,371
The notional amount of futures sold as a percentage of Net Assets is 6.3%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,748,796.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	68,298,426	679,968,883	396,918,472	36,053	518	(827)	351,348,528	0.5%
Total	68,298,426	679,968,883	396,918,472	36,053	518	(827)	351,348,528

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	9,827,572	49,204,792	-	7,846,434	-	2,060,338	61,092,702
Fidelity Contrafund	63,796,183	2,188,461	46,115,354	1,508,090	12,297,542	(6,417,560)	25,749,272
Fidelity Emerging Asia Fund	23,887,425	4,143,570	4,549,256	-	31,752	(1,532,392)	21,981,099
Fidelity Emerging Markets Discovery Fund	25,622,350	4,530,294	3,844,042	-	117,543	2,576,010	29,002,155
Fidelity Emerging Markets Fund	83,077,667	14,819,708	13,889,511	-	445,782	868,700	85,322,346
Fidelity Equity-Income Fund	126,290,103	4,452,571	80,250,778	2,459,269	11,282,148	4,964,225	66,738,269
Fidelity Europe Fund	36,284,732	2,442,057	11,751,336	-	2,258,489	31,707	29,265,649
Fidelity Floating Rate High Income Fund	-	76,277,816	1,097,800	459,229	(379)	449,585	75,629,222
Fidelity Global Commodity Stock Fund	69,576,030	25,850,397	19,029,802	-	1,605,409	11,463,970	89,466,004
Fidelity Gold Portfolio	41,188,768	15,049,034	36,826,512	-	4,221,870	(11,029,671)	12,603,489
Fidelity High Income Fund	67,904,879	3,163,339	5,230,719	2,057,090	191,583	105,374	66,134,456
Fidelity Inflation-Protected Bond Index Fund	254,867,888	3,237,615	87,054,546	9,080	7,557,735	(1,193,708)	177,414,984
Fidelity International Capital Appreciation Fund	80,952,896	5,498,011	24,864,995	-	4,672,521	496,335	66,754,768
Fidelity International Discovery Fund	81,875,089	5,498,010	27,418,107	-	5,308,898	2,443,439	67,707,329
Fidelity International Enhanced Index Fund	68,045,850	4,885,561	18,291,320	-	1,191,857	4,525,225	60,357,173
Fidelity International Small Cap Fund	40,807,848	2,749,521	14,279,234	-	3,595,133	1,374,298	34,247,566
Fidelity International Small Cap Opportunities Fund	41,787,756	611,342	-	-	-	5,757,866	48,156,964
Fidelity International Value Fund	52,858,965	3,664,849	16,046,854	-	337,814	5,099,583	45,914,357
Fidelity Japan Fund	54,555,995	474,315	56,334,715	-	17,069,949	(15,765,544)	-
Fidelity Japan Smaller Companies Fund	57,913,782	-	13,565,064	-	1,990,704	(209,243)	46,130,179
Fidelity Large Cap Value Enhanced Index Fund	51,759,725	1,029,880	28,249,710	-	7,783,476	2,521,876	34,845,247
Fidelity Long-Term Treasury Bond Index Fund	82,533,756	95,475,322	9,581,087	2,580,791	(337,381)	(10,354,877)	157,735,733
Fidelity Low-Priced Stock Fund	140,911,503	9,961,133	74,508,078	7,580,597	9,169,739	9,324,060	94,858,357
Fidelity New Markets Income Fund	49,383,047	1,802,601	34,980,913	1,157,525	(1,270,594)	(111,872)	14,822,269
Fidelity Overseas Fund	360,268,240	25,656,720	117,067,364	-	26,260,343	17,611,798	312,729,737
Fidelity Pacific Basin Fund	37,980,011	2,442,057	10,369,744	-	1,190,349	75,396	31,318,069
Fidelity Real Estate Investment Portfolio	7,585,166	58,160,929	3,922,922	1,421,330	343,207	9,398,664	71,565,044
Fidelity Stock Selector All Cap Fund	1,787,577,149	22,954,545	179,885,794	-	36,572,811	220,917,998	1,888,136,709
Fidelity U.S. Bond Index Fund	1,799,500,995	138,714,303	243,422,656	22,226,603	(3,126,195)	(49,355,552)	1,642,310,895
Fidelity U.S. Low Volatility Equity Fund	105,367,825	1,742,321	7,655,515	247,330	1,016,346	6,757,195	107,228,172
Fidelity Value Discovery Fund	59,258,536	1,865,289	31,478,824	717,719	10,139,143	(811,955)	38,972,189
	5,763,247,731	588,546,363	1,221,562,552	50,271,087	161,917,594	212,041,268	5,504,190,404

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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